UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14(a)-12

The McClatchy Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 16, 2019.

THE MCCLATCHY COMPANY	Meeting Information

	Meeting Type:	Annual Meeting
	For holders as of:	March 21, 2019
	Date: May 16, 2019	Time: 9:00 AM Pacific Time
	Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/MNI2019

The company will be hosting the meeting live via the Internet this year.  To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MNI2019 and be sure to have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.
THE MCCLATCHY COMPANY
P.O. BOX 15779 SACRAMENTO, CA 95852

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before May 2, 2019 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:

    Before The Meeting:

               Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

               XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

    During The Meeting:

              Go to www.virtualshareholdermeeting.com/MNI2019. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors

Nominees:

01) Elizabeth Ballantine
02) Anjali Joshi
03) Maria Thomas

The Board of Directors recommends you vote FOR the following proposal:

2.	To ratify the appointment of Deloitte & Touche LLP as McClatchy's independent registered public accounting firm for the 2019 fiscal year.

The Board of Directors recommends you vote FOR the following proposal:

3.

To approve the amendment to The McClatchy Company 2012 Omnibus Incentive Plan, as amended and restated (the “2012 Incentive Plan”), to increase the number of shares of Class A Common Stock authorized for issuance under the 2012 Incentive Plan.

The Board of Directors recommends you vote AGAINST the following proposal:

4.	To approve the shareholder proposal, if properly presented at the meeting, to implement a majority voting standard in the Company’s governance documents.

NOTE: Whether or not you provide voting directions, your proxy, when properly executed, will be voted in discretion of the proxy holders upon such other matters as may properly come before the meeting and any postponement or adjournment thereof.

Voting Items
The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors

Nominees:

	01) Leroy Barnes, Jr.	06) William B. McClatchy
	02) Molly Maloney Evangelisti	07) Theodore R. Mitchell
	03) Craig I. Forman	08) Clyde W. Ostler
04) Brown McClatchy Maloney
05) Kevin S. McClatchy

The Board of Directors recommends you vote FOR the following proposal:

2.	To ratify the appointment of Deloitte & Touche LLP as McClatchy's independent registered public accounting firm for the 2019 fiscal year.

The Board of Directors recommends you vote FOR the following proposal:

3.

To approve the amendment to The McClatchy Company 2012 Omnibus Incentive Plan, as amended and restated (the “2012 Incentive Plan”), to increase the number of shares of Class A Common Stock authorized for issuance under the 2012 Incentive Plan.

The Board of Directors recommends you vote AGAINST the following proposal:

4.	To approve the shareholder proposal, if properly presented at the meeting, to implement a majority voting standard in the Company’s governance documents.

NOTE: Whether or not you provide voting directions, your proxy, when properly executed, will be voted in discretion of the proxy holders upon such other matters as may properly come before the meeting and any postponement or adjournment thereof.